UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 13, 2025

BOWEN ACQUISITION CORP

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-41741	N/A
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

420 Lexington Ave, Suite 2446

New York, NY 10170

(Address of Principal Executive Offices) (Zip Code)

(203) 998-5540

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share and one right	BOWNU	The Nasdaq Stock Market LLC

Ordinary Shares, par value $0.0001 per share	BOWN	The Nasdaq Stock Market LLC

Rights, each entitling the holder to one-tenth of one ordinary share upon the completion of the Company’s initial business combination	BOWNR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

The information included in Item 5.07 is incorporated by reference into this item to the extent required.

Item 5.07. Submission of Matters to a Vote of Security Holders.

As previously disclosed, Bowen Acquisition Corp (the “Company”) had called an extraordinary general meeting (the “Meeting”) for January 13, 2025 to approve, among other matters, its proposed business combination (the “Business Combination”) with Qianzhi Group Holding (Cayman) Limited (“NewCo”) and Shenzhen Qianzhi BioTech Company Limited (“Qianzhi”). On January 13, 2025, the Company adjourned the Meeting to January 14, 2025. On such date, the Company held the Meeting.

An aggregate of 8,284,489 ordinary shares of the Company, which represented a quorum of the outstanding ordinary shares entitled to vote as of the record date of October 22, 2024, were represented in person (virtually) or by proxy at the Meeting.

The Company’s shareholders voted on the following proposals at the Meeting, all of which were described in the Company’s Registration Statement on Form S-4 (“S-4”) which was filed with the Securities and Exchange Commission (“SEC”) and included a prospectus of the Company as well as the Company’s proxy statement (the “Proxy Statement/Prospectus”). All of the proposals were approved.

(1)	Proposal No. 1 — The Business Combination Proposal — a proposal, as an ordinary resolution, to adopt and approve the Business Combination Agreement and the transactions contemplated thereby in all respects. The following is a tabulation of the votes with respect to this proposal:

For	Against	Abstain	Broker Non-Votes
7,112,356	229,429	180,042	762,662

(2)	Proposal No. 2 — The Name Change Proposal — a proposal, as a special resolution, to approve the change of the Company’s name to “Emerald, Inc.”, to be effective upon consummation of the Business Combination. The following is a tabulation of the votes with respect to this proposal:

For	Against	Abstain	Broker Non-Votes
7,875,021	229,427	180,041	0

(3)	Proposal No. 3 — The Capitalization Amendment Proposal — a proposal, as a special resolution, to approve the increase in the authorized capitalization of the Company from US$20,200, divided into 2,000,000 Preferred Shares of par value US$0.0001 each and 200,000,000 Ordinary Shares of par value US$0.0001 each, to US$25,200, divided into 2,000,000 Preferred Shares of par value US$0.0001 each and 250,000,000 Ordinary Shares of par value US$0.0001 each, by the creation of 50,000,000 additional Ordinary Shares of par value US$0.0001 each. The following is a tabulation of the votes with respect to this proposal:

For	Against	Abstain	Broker Non-Votes
7,112,359	229,427	180,041	762,662

(4)	Proposal No. 4 — The Board Unification Proposal — a proposal, as a special resolution, to remove the provisions in the Company’s Amended and Restated Memorandum and Articles of Association dividing the Company’s board into classes, to be effective upon the consummation of the Business Combination. The following is a tabulation of the votes with respect to this proposal:

For	Against	Abstain	Broker Non-Votes
7,112,359	229,429	180,041	762,662

(5)	Proposal No. 5 — The Proposed Charter Adoption Proposal — a proposal, as a special resolution, to approve the amendment and restatement of the Company’s existing Amended and Restated Memorandum and Articles of Association, to be effective upon consummation of the Business Combination, in order to reflect, among other things, the consequential amendments resulting from the Name Change Proposal, the Capitalization Amendment Proposal, the Board Unification Proposal, and the removal of the various non-substantive, non-governance provisions applicable only to special purpose acquisition companies that will no longer be applicable after the consummation of the Business Combination. The following is a tabulation of the votes with respect to this proposal:

For	Against	Abstain	Broker Non-Votes
7,112,357	229,427	180,041	762,662

(6)	Proposal No. 6 — The Nasdaq Proposal — a proposal, as an ordinary resolution, to approve the issuances of the Company’s ordinary shares in connection with the Business Combination to comply with the Nasdaq Listing Rules. The following is a tabulation of the votes with respect to this proposal:

For	Against	Abstain	Broker Non-Votes
7,112,359	229,427	180,041	762,662

(7)	Proposal No. 7 — The Equity Incentive Plan Proposal — a proposal, as an ordinary resolution, to approve and adopt the 2024 Long-Term Incentive Equity Plan, to be effective upon consummation of the Business Combination. The following is a tabulation of the votes with respect to this proposal:

For	Against	Abstain	Broker Non-Votes
7,112,359	229,427	180,041	762,662

(8)	Proposal No. 8 — The Director Election Proposal — a proposal, as an ordinary resolution, to elect the following five members to the Company’s board, effective upon consummation of the Business Combination. The following is a tabulation of the votes with respect to this proposal:

Name	For	Against	Broker Non-Votes	Broker Non-Votes
Dajun Wang	7,341,784	2	180,041	762,662

Name	For	Against	Broker Non-Votes	Broker Non-Votes
Wei Liang	7,341,784	2	180,041	762,662

Name	For	Against	Broker Non-Votes	Broker Non-Votes
Wen He	7,341,784	2	180,041	762,662

Name	For	Against	Broker Non-Votes	Broker Non-Votes
Zhenning He	7,341,786	0	180,041	762,662

Name	For	Against	Broker Non-Votes	Broker Non-Votes
Jun Zhang	7,112,359	229,427	180,041	762,662

Because quorum was obtained and all proposals were approved, the Company did not hold a vote on the adjournment proposal that was set forth in the Proxy Statement/Prospectus.

As previously disclosed, the Company had obtained an extension of time to consummate its Business Combination by up to three one-month increments, from January 14, 2025 to as late as April 14, 2025. The Company is therefore utilizing the first one-month increment at this time and intends to consummate the Business Combination as soon as possible, subject to the satisfaction of all other closing conditions for such transaction.

Cautionary Note Regarding Forward Looking Statements

Neither the Company nor any of its affiliates makes any representation or warranty as to the accuracy or completeness of the information contained in this Current Report on Form 8-K. This Current Report on Form 8-K is not intended to be all-inclusive and is not intended to form the basis of any investment decision or any other decision in respect of the Company or the proposed business combination with NewCo and Qianzhi.

This Current Report on Form 8-K include “forward-looking statements” made pursuant to the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. These forward-looking statements generally are identified by the words or phrases such as “aspire,” “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “will be,” “will continue,” “will likely result,” “could,” “should,” “believe(s),” “predicts,” “potential,” “continue,” “future,” “opportunity,” seek,” “intend,” “strategy,” or the negative version of those words or phrases or similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s expectations with respect to future performance and anticipated financial impacts of the proposed business combination with NewCo and Qianzhi.

The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 14, 2025

	By:	/s/ Jiangang Luo
Jiangang Luo
Chief Executive Officer